T. Rowe Price Institutional Cash Reserves Fund

Supplement to Prospectus Dated October 1, 2016

The fund pays T. Rowe Price an annual investment management fee of 0.25% based on the fund’s average daily net assets. Effective April 1, 2017, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.20% of the fund’s average daily net assets, through at least September 30, 2019. This contractual management fee waiver does not modify the fund’s existing contractual expense limitation, which limits the fund’s total expense ratio to 0.25% of the fund’s average daily net assets, through at least September 30, 2019.

To reflect the new contractual management fee waiver, effective April 1, 2017, the fee table and expense example on page 1 are revised as follows:

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%[a]

Distribution and service (12b-1) fees	—

Other expenses	0.33%[b]

Total annual fund operating expenses	0.58%

Fee waiver/expense reimbursement	(0.33)%[a,c]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.25%[a,c]

a T. Rowe Price Associates, Inc., has agreed (through September 30, 2019) to waive a portion of its management fees in order to limit the fund’s management fees to 0.20% of the fund’s average daily net assets. The agreement may be terminated at any time beyond September 30, 2019, with approval by the fund’s Board of Directors. Fees waived under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

b Other expenses are estimated for the current fiscal year.

c T. Rowe Price Associates, Inc. has agreed (through September 30, 2018) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees and expenses) that would cause the fund’s ratio of expenses to average daily net assets to exceed 0.25%. The agreement may be terminated at any time beyond September 30, 2018, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s expense ratio is below 0.25%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.25% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees and expenses).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$26	$110

Effective April 1, 2017, the first paragraph under “The Management Fee” on page 7 is replaced with the following:

The fund pays T. Rowe Price an annual investment management fee of 0.25% based on the fund’s average daily net assets. The fund calculates and accrues the fee daily.

Through at least September 30, 2019, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.20% of the fund’s average daily net assets. This agreement automatically renews for one year terms unless terminated by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund. In addition, in an effort to maintain a zero or positive net yield for the fund, T. Rowe Price may also voluntarily waive all or a portion of the management fee it is entitled to receive from the fund or pay all or a portion of the fund’s operating expenses. T. Rowe Price may amend or terminate this voluntary fee waiver arrangement at any time without prior notice.

The fund also operates under a contractual expense limitation (through at least September 30, 2018) under which the fund’s total expense ratio is capped at 0.25%. Although fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s expense ratio is below 0.25%, no amounts will be reimbursed if they were initially waived or paid pursuant to the fund’s contractual management fee waiver agreement or voluntary fee waiver arrangement.

The date of this supplement is March 30, 2017.

E30-041 3/30/17